UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934







Date of Report (Date of earliest event reported) NOVEMBER 30, 2007 (NOVEMBER 30,
2007)


                           POINT BLANK SOLUTIONS, INC.
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)



          DELAWARE                       001-13112                11-3129361
________________________________________________________________________________
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)


2102 SW 2nd Street, Pompano Beach, Florida                            33069
________________________________________________________________________________
 (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:     (954) 630-0900
                                                    ____________________________



________________________________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01         OTHER EVENTS.

         On November 30, 2007, Point Blank Solutions, Inc. (the "Company") sent a letter to Steel Partners II, L.P. ("Steel Partners") responding to correspondence dated November 21, 2007, relating to the previously-disclosed unsolicited proposal to acquire the Company. A copy of the letter, dated November 30, 2007, from the Company to Steel Partners, is attached as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.         Description of Exhibit
___________         _______________________
    99.1            Letter to Steel Partners II, L.P. dated November 30, 2007.










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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        POINT BLANK SOLUTIONS, INC.


Date:        November 30, 2007          By: /s/ JOHN SIEMER
                                           _____________________________________
                                            Name:    John Siemer
                                            Title:   Chief Operating Officer and
                                                     Chief of Staff









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


                                  EXHIBIT INDEX


Exhibit No.         Description of Exhibit
___________         _______________________
    99.1            Letter to Steel Partners II, L.P. dated November 30, 2007.













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